UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 5, 2017

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Forestar Group Inc. (“Forestar”) is providing the disclosure contained in this Current Report on Form 8-K in connection with the completion of the merger (the “Merger”) of Forestar and Force Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of D.R. Horton Inc. (“D.R. Horton”), pursuant to the Agreement and Plan of Merger, dated as of June 29, 2017 (the “Merger Agreement”), among D.R. Horton, Merger Sub, and Forestar.  In the Merger, Merger Sub merged with and into Forestar and Forestar continued as the surviving entity in the Merger.  At the effective time (“Effective Time”) of the Merger, D.R. Horton owned approximately 75% of the New Forestar Common Stock.

Item 8.01.   Other Events.

Description of Common Stock of Forestar

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing an updated description of the capital stock of Forestar.

The Description of Capital Stock set forth in Exhibit 99.1 is incorporated into this Item 8.01 by reference, modifies and supersedes any prior description of the capital stock of Forestar in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of Forestar’s filings with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Press Release Announcing Merger

On October 5, 2017, Forestar and D.R. Horton issued a press release announcing the closing of the Merger. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Description of Forestar Common Stock
99.2	Joint Press Release of Forestar Group Inc. and D.R. Horton, Inc., issued October 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: October 10, 2017	By:	/s/ Thomas Montano
		Name:	Thomas Montano
		Title:	Vice President and Secretary